UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2025

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

On February 26, 2025, the stockholders of Liberty Broadband Corporation, a Delaware corporation (“Liberty Broadband”), approved each proposal relating to the previously announced combination of Liberty Broadband and Charter Communications, Inc. (“Charter”) (the “Transactions”) pursuant to the Agreement and Plan of Merger, dated November 12, 2024, by and among Charter, Liberty Broadband, Fusion Merger Sub 1, LLC, a wholly owned subsidiary of Charter (“Merger LLC”), and Fusion Merger Sub 2, Inc., a wholly owned subsidiary of Merger LLC (the “Merger Agreement”), that was considered at Liberty Broadband’s virtual special meeting of stockholders (the “Special Meeting”). Specifically, the following proposals were considered and acted upon by the holders of Liberty Broadband’s shares of Series A common stock (“LBRDA”), Series B common stock (“LBRDB”) and Series A cumulative redeemable preferred stock (“LBRDP”): (1) a proposal (the “Merger Proposal”) to approve the adoption of the Merger Agreement, pursuant to which the Transactions will be consummated; and (2) a proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting by Liberty Broadband from time to time to solicit additional proxies in favor of the Merger Proposal if there are insufficient votes at the time of such adjournment to approve the Merger Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. Assuming the other conditions to the Transactions set forth in the Merger Agreement are satisfied or waived, as applicable, including the completion of the divestiture of the business of Liberty Broadband’s subsidiary GCI, LLC, the parties intend that the Transactions will be completed on June 30, 2027 unless otherwise agreed.

Approval of the Merger Proposal required both (i) the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of LBRDA, LBRDB and LBRDP entitled to vote on the proposal at the Special Meeting, voting together as a single class (the “Majority Vote Approval Standard”), and (ii) the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of LBRDA, LBRDB and LBRDP entitled to vote on the proposal at the Special Meeting, other than any outstanding shares of LBRDA, LBRDB and LBRDP beneficially owned, directly or indirectly, by (A) Charter and its subsidiaries, (B) John C. Malone, Chairman of the Board of Directors and interim President and Chief Executive Officer of Liberty Broadband and certain affiliated persons of Mr. Malone, (C) Gregory B. Maffei, who previously served as a director and the President and Chief Executive Officer of Liberty Broadband, and certain affiliated persons of Mr. Maffei, (D) Advance/Newhouse Partnership and its affiliates, (E) the members of the board of directors of Charter and Charter’s Section 16 officers, (F) the members of the board of directors of Liberty Broadband and Liberty Broadband’s Section 16 officers or (G) immediate family members (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of any of the foregoing (collectively, the “Excluded Parties”), voting together as a single class (the “MoM Vote Approval Standard”).

Approval of the Adjournment Proposal required the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of LBRDA, LBRDB and LBRDP that were present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting, voting together as a single class.

As of 5:00 p.m., New York City time, on January 13, 2025, the record date for the Special Meeting (the “Record Date”), there were 18,251,013 shares of LBRDA, 2,007,705 shares of LBRDB and 7,183,812 shares of LBRDP, in each case, outstanding and entitled to vote at the Special Meeting. Excluding shares beneficially owned, directly or indirectly, by the Excluded Parties, the aggregate shares outstanding and entitled to vote at the Special Meeting represented 20,058,998 votes.

The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below. Holders of record as of the Record Date of LBRDA, LBRDB and LBRDP were entitled vote on the proposals as set forth below.

1.	The Merger Proposal

The votes under the Majority Vote Approval Standard (that is, including shares held by the Excluded Parties) were as follows:

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LBRDA, LBRDB, LBRDP	33,866,884	35,073	24,498	-

The votes under the MoM Vote Approval Standard (that is, excluding shares held by the Excluded Parties) were as follows:

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LBRDA, LBRDB, LBRDP	13,331,569	35,073	24,498	-

Accordingly, the Merger Proposal was approved under both the Majority Vote Approval Standard and the MoM Vote Approval Standard.

2.	The Adjournment Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LBRDA, LBRDB, LBRDP	33,290,190	606,538	29,727	-

Accordingly, the Adjournment Proposal was approved, but the meeting was not adjourned prior to the votes on the Merger Proposal.

Item 7.01. Regulation FD Disclosure.

On February 26, 2025, Liberty Broadband and Charter issued a joint press release announcing the voting results from each of their special meetings of stockholders.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including certain statements relating to the Transactions and their proposed timing and other matters related to the Transactions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the Transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Liberty Broadband expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Broadband’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Broadband, including its definitive proxy statement materials for the Special Meeting and its most recent Forms 10-K and 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty Broadband subsequently files with the SEC, for additional information about Liberty Broadband and about the risks and uncertainties related to Liberty Broadband’s business which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of common stock of Liberty Broadband or Charter. The proposed offer and issuance of shares of Charter common stock and Charter preferred stock in the Transactions will be made only pursuant to Charter’s effective registration statement on Form S-4, which includes a proxy statement of Liberty Broadband and a prospectus and proxy statement of Charter. Liberty Broadband and Charter stockholders and other investors are urged to read the registration statement and Liberty Broadband’s definitive proxy statement materials for the Special Meeting, together with all relevant SEC filings regarding the Transactions, and any other relevant documents filed as exhibits therewith, as well as any amendments or supplements to those documents, because they contain important information about the Transactions. The joint proxy statement/prospectus and other relevant materials for the proposed Transactions have previously been provided to all Liberty Broadband and Charter stockholders. Copies of these SEC filings are available, free of charge, at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are available, without charge, by directing a request to Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5700 or Charter Communications, Inc., 400 Washington Blvd., Stamford, CT 06902, Attention: Investor Relations, Telephone: (203) 905-7801.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 26, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2025

LIBERTY BROADBAND CORPORATION

By:	/s/ Katherine C. Jewell
	Name:	Katherine C. Jewell
	Title:	Vice President and Secretary